
                                                                                                                          Exhibit I
                                                                                  OWNERS OF 5% OR MORE OF OUTSTANDING SHARES
                                                                                            DECEMBER 31, 1996


                                                                                       SOLE VOTING AND DISPOSITIVE POWER
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total                        T. WAYNE       A. DANO        ROBERT        CHARLES
                                            No. of                         DAVIS         DAVIS        D. DAVIS      P. STEPHENS
                    OWNER (**)              Shares                        ("TWD")       ("DANO")       ("RDD")        ("CPS")


-----------------------------------------------------------------------------------------------------------------------------------
DFS TRUST                                 7,873,591     (A)                 --             --             --             --
DAVFAM, LTD                              35,132,800     (B)                 --             --             --             --
DAVFAM II, LTD                            9,257,959     (C)                 --             --             --             --
D. D. I., INC                             1,837,309     (D)                 --             --             --             --
ADFAM PARTNERS, LTD                           7,846     (E)                 --             --             --             --
AMERICAN HERITAGE LIFE INVEST. CORP          41,916     (F)                 --             --             --             --
ADFAM CHARITIES, INC                         22,752     (G)                 --             --             --             --
ADFAM CHARITIES, INC. , R.I                     600                         --             --             --             --
ADD FAMILY                                   86,008                         --             --             --             --
RDD FAMILY AND TRUSTS                       227,942     (H)                 --             --          227,942           --
RDD GRANDCHILDREN'S TRUSTS                      938     (I)                 --             --             --             --
JED FAMILY                                  233,850     (J)                 --             --             --             --
JED - WD CHARITIES, INC                      35,572     (K)                 --             --             --             --
DANO TRUST                                  462,137     (L)                 --          462,137           --             --
DANO TRUST REMAINDER INTEREST                 1,800                         --            1,800           --             --
DANO FAMILY                                   1,856                         --            1,856           --             --
DANO TRUSTEE - JED FAMILY TRUSTS             50,355     (M)                 --            3,000           --             --
VD - WD CHARITIES, INC                    1,183,356     (N)                 --             --             --             --
VD - WD CHARITIES, INC., R.I                  2,984                         --             --             --             --
MAD'S WIDOW'S TRUST                         753,650     (O)                 --             --             --             --
CPS FAMILY                                1,005,780     (P)                 --             --             --          237,216
TWD INDIVIDUALLY & REVOCABLE TRUST          146,763     (Q)              146,763           --             --             --
TWD FAMILY                                   18,854     (R)               18,854           --             --             --
OTHER FAMILY MEMBERS OF TWD               1,479,140     (S)                 --             --             --             --
TWD - WD CHARITIES, INC                      24,000     (T)                 --             --             --             --
TWD-WD CHARITIES-PROFIT SHARING TRUST         1,000                        1,000           --             --             --
TWD, DDI PROFIT SHARING PLAN                  1,454                        1,454           --             --             --
TWD, KEOGH PLAN                                 400                          400           --             --             --
                                         ----------                   ----------     ----------     ----------     ----------

                                         59,892,612                      168,471        468,793        227,942        237,216
                                         ==========                   ==========     ==========     ==========     ==========

                 Percent of Class             39.78%                        0.11%          0.31%          0.15%          0.16%

(*)    Not included in totals.

(**) References to ADD, JED and MAD pertain to A. Darius Davis, James E. Davis and M. Austin Davis, respectively. ADD, JED, MAD and Tine W. Davis
       ("Tine"), all of which were brothers and the founders of the issuer, are deceased. RDD, DANO, TWD and CPS are the son of ADD, son of JED, son of Tine, and son-in-law of MAD, respectively.

(***)  References to WMR pertain to William M. Rich, trustee of the DFS Trust.







                                                                                                                           Exhibit I
                                                                  OWNERS OF 5% OR MORE OF OUTSTANDING SHARES
                                                                              DECEMBER 31, 1996

                                                                                                                   SHARED VOTING
                                                                      SOLE VOTING AND DISPOSITIVE POWER                 AND
-----------------------------------------------------------------------------------------------------------       DISPOSITIVE POWER
                                            Total                   DDI,        DFS TRUST      Other Family  -----------------------
                                            No. of                INC. (*)      WMR (***)        Members       Other Than
                    OWNER (**)              Shares                ("DDI")        ("DFS")         Owning       DDI & DAVFAM   DDI &
                                                                                  (A)(D)        Less than 5%              DAVFAM (*)

-----------------------------------------------------------------------------------------------------------------------------------
DFS TRUST                                 7,873,591     (A)         --        7,873,591           --             --             --
DAVFAM, LTD                              35,132,800     (B)   35,132,800     35,132,800           --             --       35,132,800
DAVFAM II, LTD                            9,257,959     (C)    9,257,959      9,257,959           --             --        9,257,959
D. D. I., INC                             1,837,309     (D)    1,837,309      1,837,309           --             --        1,837,309
ADFAM PARTNERS, LTD                           7,846     (E)         --             --             --            7,846           --
AMERICAN HERITAGE LIFE INVEST. CORP          41,916     (F)         --             --             --           41,916           --
ADFAM CHARITIES, INC                         22,752     (G)         --             --             --           22,752           --
ADFAM CHARITIES, INC. , R.I                     600                 --             --             --              600           --
ADD FAMILY                                   86,008                 --             --           86,008           --             --
RDD FAMILY AND TRUSTS                       227,942     (H)         --             --             --             --             --
RDD GRANDCHILDREN'S TRUSTS                      938     (I)         --             --              938           --             --
JED FAMILY                                  233,850     (J)         --             --          233,850           --             --
JED - WD CHARITIES, INC                      35,572     (K)         --             --             --           35,572           --
DANO TRUST                                  462,137     (L)         --             --             --             --             --
DANO TRUST REMAINDER INTEREST                 1,800                 --             --             --             --             --
DANO FAMILY                                   1,856                 --             --             --             --             --
DANO TRUSTEE - JED FAMILY TRUSTS             50,355     (M)         --             --             --           47,355           --
VD - WD CHARITIES, INC                    1,183,356     (N)         --             --             --        1,183,356           --
VD - WD CHARITIES, INC., R.I                  2,984                 --             --             --            2,984           --
MAD'S WIDOW'S TRUST                         753,650     (O)         --             --          753,650           --             --
CPS FAMILY                                1,005,780     (P)         --             --             --          768,564           --
TWD INDIVIDUALLY & REVOCABLE TRUST          146,763     (Q)         --             --             --             --             --
TWD FAMILY                                   18,854     (R)         --             --             --             --             --
OTHER FAMILY MEMBERS OF TWD               1,479,140     (S)         --             --          206,986      1,272,154           --
TWD - WD CHARITIES, INC                      24,000     (T)         --             --             --           24,000           --
TWD-WD CHARITIES-PROFIT SHARING TRUST         1,000                 --             --             --             --             --
TWD, DDI PROFIT SHARING PLAN                  1,454                 --             --             --             --             --
TWD, KEOGH PLAN                                 400                 --             --             --             --             --
                                         ----------           ----------     ----------     ----------     ----------     ----------

                                         59,892,612           46,228,068     54,101,659      1,281,432      3,407,099     46,228,068
                                         ==========           ==========     ==========     ==========     ==========     ==========

                 Percent of Class             39.78%              30.70%         35.93%          0.85%          2.26%         30.70%

(*)    Not included in totals.

(**) References to ADD, JED and MAD pertain to A. Darius Davis, James E. Davis and M. Austin Davis, respectively. ADD, JED, MAD and Tine W. Davis ("Tine"), all of which were brothers and the founders of the issuer, are deceased. RDD, DANO, TWD and CPS are the son of ADD, son of JED, son of Tine, and son-in-law of MAD, respectively.

(***)  References to WMR pertain to William M. Rich, trustee of the DFS Trust.